DIRECTORS
J. Morton Davis
Judah Feinerman
Jerome Fisch
Dov Perlysky
Leonard Toboroff

OFFICERS
J. Morton Davis, Chairman of the Board
  and President
David Nachamie, Secretary
Gilbert Jackson, Treasurer

CUSTODIAN
Fleet Bank
210 Main Street, Hackensack, NJ 07601

TRANSFER AGENT
Continental Stock Transfer & Trust Co.
17 Battery Place
New York, NY 10004
212-509-4000

INDEPENDENT ACCOUNTANTS
Richard A. Eisner & Company, LLP
750 Third Avenue
New York, NY 10019

ENGEX, INC.
44 Wall Street
New York, N.Y. 10005
212-495-4200




ENGEX, INC.


SEMI-ANNUAL REPORT
MARCH 31, 2002


ENGEX, INC. IS LISTED ON THE
AMERICAN STOCK EXCHANGE (AMEX)
SYMBOL EGX.

                        ENGEX, INC. ANNUAL PRIVACY NOTICE

     Engex, Inc. (the "Fund") may receive non-public personal information about its shareholders from sources that maintain information about shareholders. The information we obtain may include name, address and social security number or tax identification number.

     The Fund does not disclose any non-public personal information to anyone, except as permitted by law. Even if you sell your shares of the Fund, the Fund will adhere to the privacy policies and practices as described in this notice.

     The Fund restricts access to information we obtain to those employees who need to know that information to provide services to shareholders. The Fund may also enter into contracts with non-affiliated third parties, such as the Fund's transfer agent, in which case they are prohibited from using shareholder information other than to carry out the purposes for which the information was disclosed and for providing services to shareholders. Non-affiliated third parties are also required to certify compliance with Regulation S-P under the federal securities laws which regulates the disclosure of non-public personal information. The Fund maintains physical and procedural safeguards to secure non-public personal information.

                                                 ENGEX, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002


ASSETS:
  Investment in securities at market value (identified cost-$12,085,382)
    (Notes 1(a), (c) and 5) .................................................... $15,045,187
  Private Investments (identified cost--$2,971,254) ............................   3,702,462
  Current income taxes receivable (Notes 1(b) and 4) ...........................      39,388
  Other assets .................................................................      24,368
                                                                                 -----------
         TOTAL ASSETS ..........................................................                 $18,811,405

LIABILITIES:
  Securities sold, but not yet purchased, at market value (proceeds--$20,089) ..       1,785
  Accrued expenses .............................................................       8,544
  Loan Payable (Notes 5, 6 and 7) ..............................................   3,513,426
  Loan Payable to Chairman (Note 2) ............................................   2,883,000
  Deferred income taxes (Notes 1(b) and 4) .....................................   1,411,891
                                                                                 -----------
         TOTAL LIABILITIES .....................................................                   7,818,646
                                                                                                 -----------
COMMITMENT AND CONTINGENCIES (Note 7)

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES ............................                 $10,992,759
                                                                                                 ===========
NET ASSET VALUE PER SHARE ......................................................                 $     11.25
                                                                                                 ===========


NET ASSETS APPLICABLE TO OUTSTANDING SHARES:

  Common stock--$.10 par value:
  Authorized--2,500,000 shares, Issued--977,223 shares .........................                    $ 97,722
  Additional paid-in capital ...................................................                   9,669,680
  Unrealized depreciation on investments .......................................                  (3,065,894)
  Undistributed net realized gain from investment transactions .................                   3,177,218
  Undistributed net investment income ..........................................                   1,114,033
                                                                                                 -----------
NET ASSETS .....................................................................                 $10,992,759
                                                                                                 ===========


                       The accompanying notes are an integral part of this statement.

                                                    ENGEX, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

March 31, 2002

                                                                          NUMBER OF
                                                                           SHARES              MARKET VALUE
                                                                         -----------      ------------------------
COMMON STOCK (136.86%)
Biotechnology (120.16%)
  Enzo Biochem, Inc.* ...............................................    573,155 shs.     12,168,953
  Keryx Biopharmaceutical* ..........................................    189,600 shs.      1,040,904     13,209,857
                                                                                          ----------

Technology (1.54%)
  ERESEARCH TECHNOLOGY* .............................................      9,000 shs.       143,910
  Silverstar Holdings Ltd.* .........................................     51,600 shs.         26,316        170,226
                                                                                          ----------

Gaming Industry (10.79%)
  American Vantage Company* .........................................    474,500 shs.                    1,186,250

Telecommunications (0.01%)
  U.S. Wireless Corp* ...............................................     47,600 shs.             48
  Gilat Satellite Networks Ltd.* ....................................      3,000 shs.         10,410         10,458
                                                                                          ----------

Distribution (0.74%)
  U.S. China IND Exchange* ..........................................      6,710 shs.                        82,198

Financial Services (0.25%)
  Techsys Inc.* .....................................................     38,800 shs.                        27,936

Education (2.55%)
  Whitman Education Group, Inc.* ....................................     45,200 shs.                       267,584

Environmental (0.82%)
  U.S. Home & Garden, Inc.* .........................................    215,900 shs.                        90,678
                                                                                                         ----------
    TOTAL MARKETABLE SECURITIES (136.86%)
    TOTAL INVESTMENT IN COMMON STOCK (COST--$12,085,382) ...........................................     15,045,187
                                                                                                         ==========

Securities sold, not yet purchases (0.01%)
  Call Enzo Biochem Jan 38.125 Expire 1/18/03 .......................        (20) calls                      (1,785)
                                                                                                         ----------
    TOTAL INVESTMENT IN SHORT CALLS (PROCEEDS--$20,089) ............................................         (1,785)
    PRIVATE INVESTMENTS*
  Etilize Inc. ......................................................    506,756 shs.                       375,000
  GMP Companies .....................................................     50,000 shs.                     1,350,000
  Openreach.com .....................................................  2,780,623 shs.                     1,077,462
  Surgivision Series A Pfd ..........................................    300,000 shs.                       900,000
                                                                                                         ----------
    TOTAL PRIVATE INVESTMENTS (33.68%)
      (COST--$2,971,254) ............................................                                     3,702,462
                                                                                                         ==========
--------------

*    Nonincome-producing securities

(a)  Pledged as collateral for loan payable

(b)  Affiliate as defined in the Investment Company Act of 1940

                           The accompanying notes are an integral part of this statement.

                                            ENGEX, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2002

INVESTMENT (LOSS):
Income:
  Dividends ......................................................    $      794
  Miscellaneous ..................................................           454
                                                                      ----------
      Total Income ...............................................                     $     1,248
Expenses:
  Custodian and transfer fees ....................................        13,152
  Professional fees ..............................................        18,523
  Directors' fees and expenses ...................................        10,500
  Other taxes ....................................................            22
  Insurance ......................................................        21,714
  Registration and filing fees ...................................        15,100
  Management fees ................................................        55,493
  Interest Expense ...............................................        85,377
  Shareholders' reports and printing .............................        14,020
  Miscellaneous ..................................................         2,626
                                                                      ----------
      Total Expenses .............................................                         236,528
                                                                                       -----------
NET INVESTMENT (LOSS)                                                                     (235,280)
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
Realized (loss) from security transactions:
  Proceeds from sales ............................................       616,877
  Cost of securities sold ........................................     1,204,994
                                                                      ----------
                                                                        (588,117)
Net realized loss ................................................                        (588,117)
Unrealized depreciation on investments:
  Beginning of period ............................................       710,270
  End of period ..................................................     3,715,503
                                                                      ----------
                                                                       3,005,233
Deferred income tax (benefit) ....................................     1,149,090
                                                                      ----------
NET (DECREASE) IN UNREALIZED APPRECIATION ........................                       1,856,143
                                                                                       -----------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ................                       1,268,026
                                                                                       -----------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........                     $ 1,032,746
                                                                                       ===========


                                                     ENGEX, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended March 31, 2002 and 2001

                                                                                       2002                 2001
                                                                                   ------------         ------------
FROM INVESTMENT ACTIVITIES:
  Net investment income (loss) ................................................    $   (235,280)        $   (537,300)
  Net realized gain (loss) on securities transactions .........................        (588,117)              88,926
  (Decrease) increase in unrealized appreciation from investment activities ...       1,856,143          (12,160,086)
                                                                                   ------------         ------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................       1,032,746          (12,608,460)
NET ASSETS--BEGINNING OF PERIOD ...............................................       9,960,013           26,868,279
                                                                                   ------------         ------------
NET ASSETS--END OF PERIOD .....................................................    $ 10,992,759         $ 14,259,819
                                                                                   ============         ============

                                            ENGEX, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
  Net investment (loss) ..........................................................       (235,280)
  Net realized and unrealized gain on investments ................................      1,268,026
    Adjustments to reconcile net loss to net cash used in operating activities
      Deferred income tax expense ................................................      1,149,090
      Change in operating assets:
        Securities owned .........................................................     (2,939,996)
        Investments at fair value ................................................        765,912
        Current income taxes receivable ..........................................        400,923
        Other assets .............................................................          4,771
      Change in operating liabilities:
        Accounts payable and accrued expenses ....................................       (167,427)
        Securities sold, but not yet purchased ...................................         (1,156)
                                                                                      -----------
          Net cash used by operating activities ..................................        244,865

CASH FLOWS USED IN FINANCING ACTIVITIES
  Payments on advances from Chairman .............................................       (645,000)
  Payments on loans payable ......................................................        400,135
                                                                                      -----------
  Net cash provided by activities ................................................       (244,865)
                                                                                      -----------
  Net increase (decrease) in cash ................................................              0
  Cash 9/30/01 ...................................................................              0
                                                                                      -----------
  Cash 3/31/02 ...................................................................    $         0
                                                                                      ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the six months ended March 31, 2002 for interest ..............    $    85,377


                                   ENGEX, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a nondiversified, closed-end investment company (see Note 8(a)). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     (a) SECURITY VALUATION--Investments in securities traded on a national securities exchange are valued at the last reported sales price on March 31, 2002. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

          Investments for which quotations are not readily available are valued at fair value, as determined by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values also may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

     (b) FEDERAL INCOME TAXES--Commencing with the fiscal year ending September 30, 1993, the Fund no longer qualified under subchapter M of the Internal Revenue Code as a regulated investment company, and accordingly, will be taxed as a regular corporation.

     (c) OTHER--As is common in the industry, security transactions are accounted for on the trade date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     (d) USE OF ACCOUNTING ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATED PERSONS

     The Fund has entered into an investment advisory agreement (the "Agreement") with American Investors Advisors, Inc. ("Advisors"), which is wholly owned by an officer of the Fund. Certain officers of Advisors are also officers of the Fund. Under this agreement, Advisors will serve as an investment advisor of the Fund for a fee computed at an annual rate of 1.0% of the Fund's average weekly net assets. For the six months ended March 31, 2002, Advisors earned a management fee of $55,493, of which $8,544 was due to Advisors at March 31, 2002 and is included in accrued expenses in the accompanying statement of assets and liabilities.

     For the six months ended March 31, 2002, the Fund's custodian bank increased the collateral requirements for loans made to the Fund. In order to avoid realizing losses from the liquidation of security positions, the Fund maintains an unsecured, interest free loan from an officer of the Fund that was used to repay a portion of the loan payable to the custodian bank. At March 31, 2002, the loan payable to the officer was $2,883,000 and was payable on demand. In addition, an affiliate which is wholly owed by the same officer of the Fund, pledged additional collateral ($3,062,500 at March 31, 2002) to the custodian bank in the form of securities that it owns. The affiliate retains ownership of the collateral securities, may demand return of the securities at any time and does not receive any interest from the Fund.

                                   ENGEX, INC.

     OpenReach.com, Inc. is an affiliate as defined in the Investment Company Act of 1940. Unrealized depreciation related to this affiliate was $973,792 at March 31, 2002.


NOTE 3. PORTFOLIO TRANSACTIONS

     The following summarizes the securities transactions by the Fund for the six months ended March 31, 2002:

          Purchases .................................  $       0
                                                       =========
          Sales .....................................  $ 616,877
                                                       =========
          Net realized loss .........................  $(588,117)
                                                       =========


NOTE 4. INCOME TAXES

     Deferred tax reflects the impact of temporary differences between amount of assets and liabilities recorded for financial reporting purposes and such amounts as measured in accordance with tax laws.

     The Fund provides deferred federal, state and local income taxes on unrealized appreciation on investments, based on the regular corporate tax rates.

     The following is a summary of the components of the Fund's income tax benefit at March 31, 2002:

          Current:
            Federal ..............................   $    5,932
            State and local ......................       33,456
                                                     ----------
                                                     $   39,388
                                                     ==========

          Deferred:
            Federal ..............................   $1,021,779
            State and local ......................      127,311
                                                     ----------
                                                     $1,149,090
                                                     ==========

     The effective tax rate for the Fund's current income tax benefit differs from the federal statutory rate due to an overaccrual of prior year tax benefit. The effective tax rate for the Fund's deferred income tax provision is reconcilable to the federal statutory tax rate, as follows:

          Statutory rate ...............................  34%
          State & local, net of federal tax benefit ....   4%
                                                          --
                                                          38%
                                                          ==


NOTE 5. BORROWINGS

     Loans during the six months ended March 31, 2002 were made at a negotiated rate between the Fund and its custodian bank. The interest paid during the period ranged from a rate of 4.25% to 6.00% per annum. The weighted average interest rate during the year was 4,64%. The maximum loan outstanding and the weighted average amount of loans (computed on a daily basis) during the six-month period were $5,088,177 and $3,092,155, respectively.

     At March 31, 2002, the loan payable to the custodian bank was $3,513,426, and was collateralized by certain Fund investment securities aggregating $13,209,857 and other securities (see note 2).


NOTE 6. FAIR VALUE OF FINANCIAL INSTRUMENTS

     Management has estimated that the carrying amount of the Fund's loan payable approximates the fair value based upon its analysis of the credit risk inherent in the loan.

     Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment. Settlement of the Fund's debt obligations at fair value may not be possible and may not be a prudent management decision.


NOTE 7. CONCENTRATIONS OF CREDIT RISK

     The Fund presently intends to seek investment opportunities in one or more additional companies in which it would acquire a controlling interest. While such acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

     The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940.



By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.


                                                 ENGEX, INC.                                      SCHEDULE 1

                        SUPPLEMENTARY INFORMATION--SELECTED PER SHARE DATA AND RATIOS

Selected data for each share of Capital Stock outstanding throughout each year:

                                                SIX MONTHS
                                                  ENDED
                                                 MARCH 31,
                                                   2002                  YEARS ENDED SEPTEMBER 30,
                                                -----------   -----------------------------------------------
                                                (UNAUDITED)     2001         2000        1999         1998
                                                -----------   --------     --------    ---------     --------
Investment Income .............................  $   0.00     $   0.01     $   1.31    $    0.04     $   0.01
                                                 --------     --------     --------    ---------     --------

Expenses:
  Interest ....................................      0.09         0.42         0.20         0.01         0.05
  Other .......................................      0.15         0.53         0.49         0.45         0.54
                                                 --------     --------     --------    ---------     --------
        Total expenses ........................      0.24         0.95         0.69         0.46         0.59
                                                 --------     --------     --------    ---------     --------
Investment income (loss) before income tax
  (benefit) ...................................     (0.24)       (0.94)        0.62        (0.42)       (0.58)
                                                 --------     --------     --------    ---------     --------
Deferred and current income tax (benefit) .....      --          (0.30)        0.24        (0.15)       (0.19)
                                                 --------     --------     --------    ---------     --------
Net Investment income (loss) ..................     (0.24)       (0.64)        0.38        (0.27)       (0.39)
                                                 --------     --------     --------    ---------     --------
Realized and unrealized gain (loss before
  provision (benefit) for income taxes ........      2.47       (26.86)       20.43        10.10        (9.03)
Deferred and current income tax provision
  (benefit) ...................................     (1.18)      (10.20)        7.52         3.30        (2.49)
                                                 --------     --------     --------    ---------     --------
Net realized and unrealized gain (loss) .......      1.30       (16.66)       12.91         6.80        (6.54)
                                                 --------     --------     --------    ---------     --------
Net increase (decrease) in net asset value ....      1.06       (17.30)       13.29         6.53        (6.93)
Net asset value:
  Beginning of year ...........................     10.19        27.49        14.20         7.67        14.60
                                                 --------     --------     --------    ---------     --------
  End of year .................................  $  11.25     $  10.19     $  27.49    $   14.20     $   7.67
                                                 ========     ========     ========    =========     ========

Number of shares outstanding at end of year ...   977,223      977,223      977,223      977,223      977,223
                                                 ========     ========     ========    =========     ========

Ratios:
  Expense to average net assets ...............      5.59%        5.72%        3.32%        4.52%        5.78%
  Net investment income (loss) to average
    net assets ................................     (3.41%)      (3.85%)       1.83%       (2.71%)      (2.02%)
  Portfolio turnover ..........................     11.34%       11.34%       21.54%       33.63%       16.24%


            The accompanying notes should be read in conjunction with this supplementary schedule.